EXHIBIT 10.3


                    AMENDMENT NO. 2 TO CREDIT AGREEMENT


     THIS AMENDMENT AGREEMENT (this "AMENDMENT NO. 2"), dated as of November 13, 1998, among AUTOZONE, INC., a Nevada corporation (the "BORROWER"), the various lending institutions parties hereto (each a "Lender" and collectively, the "LENDERS"), and NATIONSBANK, N.A., a national Lending association, as agent for the Lenders (in such capacity, the "AGENT");


                           W I T N E S S E T H:


     WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of December 20, 1996, as previously amended as of February 10, 1998 (the "EXISTING CREDIT AGREEMENT"); and

     WHEREAS, the Borrower, the Lenders and the Agent have agreed to execute this Amendment No. 2 for the purposes set forth herein;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                  PART I
                                DEFINITIONS

     SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "AMENDED CREDIT AGREEMENT" means the Existing Credit Agreement as amended hereby.

     "AMENDMENT NO. 2 EFFECTIVE DATE" is defined in SUBPART 2.1.

     SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                  PART II
                  AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this PART II. Except as so amended, the Existing Credit Agreement, the Notes and the other Credit Documents shall continue in full force and effect.

     SUBPART 2.1 AMENDMENTS TO SECTION 1. Section 1 of the Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definitions:

          "AMENDMENT NO. 2" means Amendment No. 2 to Credit Agreement, dated as of November 13, 1998, among the Borrower, the Agent and the Lenders, amending this Credit Agreement as then in effect.

     SUBPART 2.2 AMENDMENTS TO SECTION 6.10. SECTION 6.10 is amended by deleting the reference to "0.45:1.00" contained therein and replacing it with a reference to "0.50:1.00".


                                 PART III
                        CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1. AMENDMENT NO. 2 EFFECTIVE DATE. This Amendment shall be and become effective on such date (the "AMENDMENT NO. 2 EFFECTIVE DATE") on or prior to November 13, 1998, when all of the conditions set forth in this SUBPART 3.1 shall have been satisfied, and thereafter, this Amendment No. 2 shall be known, and may be referred to, as "Amendment No. 2."

     SUBPART 3.1.1. EXECUTION OF COUNTERPARTS. The Agent shall have received counterparts of this Amendment No. 2, each of which shall have been duly executed on behalf of the Borrower, the Agent and the Required Lenders.

SUBPART 3.1.2. LEGAL DETAILS, ETC. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment No. 2 shall be reasonably satisfactory to the Agent and its counsel.


                                  PART IV
                               MISCELLANEOUS

     SUBPART 4.1 CROSS-REFERENCES. References in this Amendment No. 2 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 2.

     SUBPART 4.2 INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment No. 2 is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.3 CREDIT DOCUMENTS. The Borrower hereby confirms and agrees that the Credit Documents are, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment No. 2, all references in each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

     SUBPART 4.4 COUNTERPARTS, EFFECTIVENESS, ETC. This Amendment No. 2 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.5 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT NO. 2 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     SUBPART 4.6 SUCCESSORS AND ASSIGNS. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 4.7 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and the Lenders that (i) the representations and warranties made in Section 5 of the Existing Credit Agreement are true and correct on and as of the Amendment No. 2 Effective Date as though made on such date and (ii) no Default or Event of Default has occurred and remains uncured as of the Amendment No. 2 Effective Date.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective duly authorized officers as of the day and year first above written.


                              AUTOZONE, INC.


                              By  /s/ HARRY L. GOLDSMITH
                                  ------------------------

                              Title  SENIOR VICE PRESIDENT
                                    ----------------------

                              By  /s/ ROBERT J. HUNT
                                  ------------------------

                              Title EVP, CFO
                                    ----------------------


                              NATIONSBANK, N.A.,
                               in its capacity as Agent and
                               in its individual capacity
                               as a Lender


                              By  /s/ JOHN E. BALL
                                  -------------------------

                              Title SVP
                                    -----------------------


                              SUNTRUST BANK, NASHVILLE, N.A.,
                               individually in its capacity as a Lender and in its capacity as Co-Agent

                              By /s/ BRYAN W. FORD
                                 ---------------------------

                              Title VICE PRESIDENT
                                    ------------------------


                              BANK OF AMERICA ILLINOIS

                              By /s/ JOHN E. BALL
                                 ---------------------------

                              Title SVP
                                    ------------------------


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By /s/ JOHN D. RUNGER
                                 ---------------------------
                                   John D. Runger
                              Title MANAGING DIRECTOR
                                    ------------------------


                              FIRST UNION NATIONAL BANK

                              By /s/ ORVILLE KRONK
                                 ---------------------------

                              Title VP
                                    ------------------------


                              FIRST TENNESSEE BANK NATIONAL
                               ASSOCIATION

                              By  /s/ JAMES H. MOORE, JR.
                                 ---------------------------

                              Title VICE PRESIDENT
                                    ------------------------


                              UNION PLANTERS BANK, N.A.

                              By /s/ LEONARD MCKINNEY
                                 ---------------------------

                              Title SR. VICE PRESIDENT
                                    ------------------------